Exhibit 10.11

                          GULF ISLAND FABRICATION, INC.
                NAMED EXECUTIVE OFFICER and DIRECTOR COMPENSATION
                      For the year ended December 31, 2005


Named Executive Officer Compensation
------------------------------------

The following table lists the salary and bonus to be paid to each of the following executive officers for the year ended December 31, 2005.

                                                   Annual Compensation
                                                                Bonus
    Name and Principal Position         Year       Salary     Percentage
--------------------------------------------------------------------------
Kerry J. Chauvin                        2005     $ 385,000       1.02%     (a)
 Chairman of the Board, President
  and Chief Executive Officer

Kirk J. Meche                           2005     $ 190,000       0.18%     (a)
 Executive Vice-President-Operations                             0.40%     (b)
  President Gulf Island, L.L.C.
   (fabrication subsidiary)

Murphy A. Bourke                        2005     $ 190,000       0.43%     (a)
 Executive Vice-President-Marketing

Joseph P. Gallagher, III                2005     $ 172,000       0.41%     (a)
 Vice-President-Finance and Chief
  Financial Officer

     (a) Each executive officer's bonus will be equal to the specified percentage of the Company's consolidated income before tax and before deduction of the executive bonuses.

     (b) Mr. Meche will receive an additional bonus equal to the specified percentage of Gulf Island, L.L.C.'s separate income before tax and before deduction of this bonus.


Director Compensation
---------------------
In 2005, each non-employee director, except the Chairman of the Audit Committee, will receive an annual fee of $16,500 for his services as a director, a fee of $1,500 for each Board or committee meeting attended in person, and a fee of $1,000 for each board or committee meeting in which the director participates via telephone conference call. The Chairman of the Audit Committee will receive an annual fee of $18,500 with the same attendance fees as the other non-employee directors.